Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 19, 2023 (this “Amendment”), by and between PLAYTIKA HOLDING CORP., a Delaware corporation, as borrower (the “Borrower”), and the Administrative Agent (as defined below), relating to that certain Credit Agreement, dated as of December 10, 2019 (as modified by that certain Incremental Assumption Agreement No. 1, dated as of June 15, 2020, as amended by that certain First Amendment to Credit Agreement, dated as of October 23, 2020, as modified by that certain Incremental Assumption Agreement No. 2, dated as of January 15, 2021 and as amended and modified by that certain Incremental Assumption Agreement No. 3 and Second Amendment to Credit Agreement, dated as of March 11, 2021, the “Existing Credit Agreement,” and as so amended by this Amendment, and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties.
RECITALS:
WHEREAS, certain Loans or other extensions of credit under the Existing Credit Agreement that are denominated in Dollars and Sterling (the “Affected Currencies”) bear or are permitted to bear interest, or incur or are permitted to incur fees or other amounts, based on the Adjusted Eurocurrency Rate (as defined in the Existing Credit Agreement) in accordance with the terms of the Existing Credit Agreement; and
WHEREAS, a Benchmark Transition Event has occurred with respect to the Affected Currencies and, pursuant to Section 2.23 of the Existing Credit Agreement, (a) the Adjusted Eurocurrency Rate with respect to amounts denominated in Dollars will be replaced with Adjusted Term SOFR and (b) the Administrative Agent and the Borrower have determined in accordance with the Existing Credit Agreement that the Adjusted Eurocurrency Rate with respect to amounts denominated in Sterling should be replaced with Adjusted Daily Simple RFR, in each case, for all purposes under the Existing Credit Agreement and any other Loan Document, and such changes (which shall include Benchmark Replacement Conforming Changes (as defined in the Existing Credit Agreement) as permitted by Section 2.23(b) of the Existing Credit Agreement) shall become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day (as defined in the Existing Credit Agreement) after the Administrative Agent has posted a proposed version of this Amendment to all Lenders (such time, the “Objection Deadline”) (it being understood that such proposed version of this Amendment was posted to all Lenders on June 1, 2023), so long as the Administrative Agent has not received, by the Objection Deadline, written notice of objection to this Amendment from Lenders comprising the Required Lenders.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:
SECTION 1.Defined Terms; References. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.
SECTION 2.Amendments to the Existing Credit Agreement and Exhibits. Pursuant to Section 2.23(a) of the Existing Credit Agreement and subject to the conditions and upon the terms set forth in this Amendment, (a) the Existing Credit Agreement shall be amended as set forth in Exhibit A attached hereto (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted) and (b) Exhibit B (Form of Borrowing Request) and Exhibit C (Form of Interest Election Request) to the Existing Credit Agreement shall be amended and restated in their entirety as set forth in Exhibit B attached hereto; provided that if any Borrowing (as defined in the Existing Credit Agreement) of Eurocurrency Loans denominated in Dollars or Sterling (as defined in the Existing Credit

Agreement) is outstanding on the Effective Date, such Borrowing shall continue to accrue interest based on the Adjusted Eurocurrency Rate (as defined in the Existing Credit Agreement) until the end of the Interest Period (as defined in the Existing Credit Agreement) applicable to such Borrowing (and references to “Adjusted Eurocurrency Rate” and “Eurocurrency Loans” in the Existing Credit Agreement shall continue to apply to such Borrowing until the end of such Interest Period); provided, further, that on and after the Effective Date, Borrower shall not be entitled to request any new Borrowing of Eurocurrency Loans denominated in Dollars or Sterling, or the continuation of any existing Borrowing (as defined in the Existing Credit Agreement) of Eurocurrency Loans denominated in Dollars or Sterling.
SECTION 3.Notice. To the extent that the Administrative Agent is required (pursuant to the Existing Credit Agreement) to provide notice to the Borrower, the Subsidiary Loan Parties party to the Existing Credit Agreement, the Lenders party thereto or any other party thereto of (i). a Benchmark Transition Event (or other analogous or similar event) or an Early Opt-In Election (or other analogous or similar election) with respect to ICE LIBOR, (ii) a Benchmark Replacement Date (or other analogous or similar date), (ii) the implementation of Adjusted Term SOFR as a Benchmark Replacement (or other analogous or similar term) or (iv) any Benchmark Replacement Conforming Changes in connection with the adoption and implementation of Adjusted Term SOFR or the use and administration thereof, this Amendment shall constitute such notice.
SECTION 4.Representations and Warranties. The Borrower represents and warrants that:
(a)the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date after giving effect hereto, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date);
(b)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in, and Indebtedness issued by, Foreign Subsidiaries that are not Loan Parties; and
(c)no Event of Default has occurred or is continuing on and as of the Effective Date after giving effect hereto.
SECTION 5.Conditions. Notwithstanding anything to the contrary contained in the Existing Credit Agreement, this Amendment and the provisions set forth on Exhibit A hereto shall become effective on July 1, 2023 (the “Effective Date”), provided that each of the following conditions shall also have been satisfied on such date:
(a)the Administrative Agent (or its counsel) shall have received from the Borrower and the Administrative Agent (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)the Administrative Agent has not received, by the Objection Deadline, written notice of objection to this Amendment as provided herein from Lenders comprising the Required Lenders;
(c)the representations and warranties set forth in Section 3 above shall be true and correct as of the Effective Date; and
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(d)the Administrative Agent shall have received, to the extent invoiced at least three (3) Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) required to be reimbursed or paid by the Loan Parties under this Amendment or under the Existing Credit Agreement.
SECTION 6.Governing Law; Etc.
(a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 7.Confirmation of Guaranties and Security Interests. By signing this Amendment, the Borrower (on behalf of itself and each of the Subsidiary Loan Parties) hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as amended hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (ii) constitute Loan Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the amendments contemplated herein. The Borrower (on behalf of itself and each of the Subsidiary Loan Parties) ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Amendment, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
SECTION 8.Reference to and Effect on the Loan Documents.
(a)On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)From and after the Effective Date, this Amendment shall be a Loan Document under the Credit Agreement for all purposes of the Credit Agreement.
SECTION 9.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National
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Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 10.Miscellaneous. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PLAYTIKA HOLDING CORP.,
as Borrower

By: /s/ Craig Abrahams
Name: Craig Abrahams
Title: President and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent
By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory
By: /s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Authorized Signatory
[Signature Page to Third Amendment to Credit Agreement]
#96872743v5

Exhibit A
CREDIT AGREEMENT
[See Attached]

Exhibit B
EXHBIITS TO CREDIT AGREEMENT
[See Attached]

Exhibit B
to Credit Agreement
[FORM OF]
BORROWING REQUEST

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent for
the Lenders referred to below
Eleven Madison Avenue
New York, NY 10010
Attention: Loan Operations – Agency Manager
Email: agency.loanops@credit-suisse.com
Telephone: (919) 994-6369
Facsimile: (212) 322-2291

[DATE]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of December 10, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Playtika Holding Corp., a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing of Loans under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)    Date of Borrowing:1

(B)    Principal Amount of Borrowing:

(C)    Class:2

(D)    Type of Borrowing:3

(E)    Interest Period and the last day thereof:4
    (in the case of a Term Benchmark Borrowing)

1 The date of Borrowing must be a Business Day.
2 Specify whether such Borrowing is to be a Borrowing of Revolving Facility Loans (and, if so, specifying the Class of Commitments under which such Borrowing is being made), Term B Loans, Term B-1 Loans, Other Term Loans, Refinancing Term Loans, Other Revolving Loans or Replacement Revolving Loans, as applicable.
3 Specify whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing.
4 Specify the initial Interest Period applicable to a Term Benchmark Borrowing, which shall be one, three or six months and shall be subject to the definition of “Interest Period” in the Credit Agreement.
Exhibit B
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(F)    Currency:5
    (In the case of a Revolving Facility Borrowing)

(G)    Account Number and Location:

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5 In the case of a Revolving Facility Borrowing only, specify the currency in which such Borrowing is to be denominated (which shall be Dollars, Euros, Sterling or any other currency that is approved in accordance with Section 1.08 of the Credit Agreement).
Exhibit B - 2
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IN WITNESS WHEREOF, the undersigned has executed this Borrowing Request as of the date first above written.
PLAYTIKA HOLDING CORP.
By:
Name:
Title:
Exhibit B - 3
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Exhibit C
to Credit Agreement
[FORM OF]
INTEREST ELECTION REQUEST

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent for
the Lenders referred to below
Eleven Madison Avenue
New York, NY 10010
Attention: Loan Operations – Agency Manager
Email: agency.loanops@credit-suisse.com
Telephone: (919) 994-6369
Facsimile: (212) 322-2291
[DATE]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of December 10, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Playtika Holding Corp., a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and the collateral agent for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
This notice constitutes a notice of conversion or notice of continuation, as applicable (an “Election”), under Section 2.07 of the Credit Agreement, and the Borrower hereby irrevocably notifies the Administrative Agent of the following information with respect to the conversion or continuation requested hereby:
(i)    Borrowing to which Interest Election Request applies:
Principal Amount:
Class:
Type of Borrowing:6
Interest Period:
(in the case of a Term Benchmark Borrowing)
Currency: 7
(In the case of a Revolving Facility Borrowing)

(ii)    Effective Date of Election:
(which shall be a Business Day)

(iii)    Resulting Borrowing No. 1:8
Principal Amount of Borrowing:
(or % of Borrowing in (i))
6 Specify whether such Borrowing is an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing.
7 In the case of a Revolving Facility Borrowing only, specify the currency in which such Borrowing is to be denominated (which shall be Dollars, Euros, Sterling or any other currency that is approved in accordance with Section 1.08 of the Credit Agreement).
8 Add as many resulting Borrowings as applicable.
Exhibit C
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Type of Borrowing:9
Interest Period: 10
(in the case of a Term Benchmark Borrowing)
Currency: 11
(in the case of a Revolving Facility Borrowing)

[Remainder of page intentionally left blank]

9 Specify whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing.
10 Specify the initial Interest Period applicable to a Term Benchmark Borrowing, which shall be one, three or six months and shall be subject to the definition of “Interest Period” in the Credit Agreement.
11 In the case of a Revolving Facility Borrowing only, specify the currency in which such Borrowing is to be denominated (which shall be Dollars, Euros, Sterling or any other currency that is approved in accordance with Section 1.08 of the Credit Agreement).
Exhibit C - 2
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IN WITNESS WHEREOF, the undersigned has executed this Interest Election Request as of the date first above written.
PLAYTIKA HOLDING CORP.
By:
Name:
Title:

Exhibit C - 3
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